UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 27, 2006
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                000-25507                76-0547750
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)

 270 Bridge Street, Suite 301, Dedham, Massachusetts          02026
       (Address of principal executive offices)             (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)

             ------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

     On March 27, 2006, iParty Corp. issued a press release announcing that Mr. Robert W. Jevon, Jr. had rejoined its Board of Directors effective as of that date. Mr. Jevon was elected by iParty's Board of Directors to fill a vacancy resulting from the previously disclosed resignation of a director on March 13, 2006. Mr. Jevon will hold office for the unexpired term of his predecessor until the next meeting of shareholders at which time it is expected that he will be the nominee for election to the Board of Directors by holders of iParty's Series C convertible preferred stock.

     Mr. Jevon had previously been a director of iParty Corp. from February 2000 to June 2001. Since 2000, Mr. Jevon has been a Partner of Boston Millennia Partners, LP, a venture capital firm, which, together with its affiliates, owns all of the shares of iParty's Series C convertible preferred stock. The holders of iParty's Series C preferred stock are entitled to elect one member of iParty's Board of Directors. Boston Millennia had not exercised this contractual right since June 2001 when Mr. Jevon left the Board, but had informed iParty in February 2006 that it intended to do so this year.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.

       (d) Exhibits

99.1   Press release of iParty Corp. dated March 27, 2006.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iPARTY CORP.

                                           By:       /s/ SAL PERISANO
                                                ---------------------------
                                                        Sal Perisano
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Dated: March 27, 2006



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
99.1       Press release of iParty Corp. dated March 27, 2006.